UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  February 18, 2022

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. — Other Events

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 1, 2019, LTC Properties, Inc. (the “Company”) entered into separate equity distribution agreements, dated as of March 1, 2019 (the “2019 Agreements”), with JMP Securities LLC (“JMP”) and KeyBanc Capital Markets Inc. (“KeyBanc”).

As previously reported on a Current Report on Form 8-K filed with the SEC on November 19, 2021, the Company entered into a new equity distribution agreement (the “Huntington Agreement”) with Huntington Securities, Inc. (“Huntington”) on the same terms as the 2019 Agreements.

Under the terms of the Huntington Agreement and the 2019 Agreements, the Company may offer and sell, from time to time, up to $200,000,000 in aggregate offering price of shares of the Company’s common stock, par value $0.01 per share, under the Company’s at-the-market offering program, through JMP, KeyBanc and Huntington, as the sales agents (the “ATM Program”).

On February 18, 2022, the Company filed a new registration statement on Form S-3 (File No. 333-262837) to replace the Company’s existing registration statement on Form S-3 (File No. 333-229966) that is set to expire on February 28, 2022, which registration statement became immediately effective upon filing. In connection therewith, the Company filed a new prospectus supplement relating to the Company's ATM Program.

The Company is filing as Exhibit 5.1 hereto the opinion of Ballard Spahr LLP relating to the legality of the issuance and sale of the shares in the offering. The Company is also filing the opinion of Reed Smith LLP relating to certain tax matters as Exhibit 8.1 hereto.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. - Financial Statements and Exhibits

5.1	Opinion of Ballard Spahr LLP regarding the legality of the Common Stock being registered

8.1	Opinion of Reed Smith LLP regarding certain tax matters

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: February 18, 2022	By:	/s/ Wendy L. Simpson
Wendy L. Simpson
Chairman & CEO